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                                                                  Exhibit 10-k-4

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                            UNDER 17 C.F.R. SECTIONS 200.80(b) (4) AND 240.24b-2
[UMC LOGO]

           AMENDMENT NO. 3 TO CAPACITY & RESERVATION DEPOSIT AGREEMENT

This Third Amendment to Capacity & Reservation Deposit Agreement ("Amendment") is entered into as of May 17, 2001 (the "Amendment Effective Date") by and between Conexant Systems, Inc., a company incorporated in Delaware ("Conexant") and UMC Group (USA), (collectively the "Parties") and amends the Capacity & Reservation Deposit Agreement dated March 20th 2000 as previously twice amended ("the Agreement") previously entered between such Parties.

Pursuant to mutually agreed terms, sections 4.3 and 5.3 of the Agreement were amended on March 24th 2000 ("Amendment No. 1"). Section 4.1.1 of the Agreement was then amended on or about September 25th 2000 ("Amendment No. 2"). The Parties now desire to enter this Amendment No. 3 to [***].

Now, therefore, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree that the Agreement (as previously amended) is further amended as follows:

New subsection 1.6 is added:

1.6 "NRE" means the mask sets and a commercially reasonable number of lots of Wafers associated with pre-qualification prototype and engineering runs for up to three re-spins for a particular Product where, if the Product is at [***], the first prototype for such Product tapes out after the Amendment Effective Date and on or before December 31, 2001; or, if the Product is at [***], the first prototype for such Product tapes out after the Amendment Effective Date and on or before December 31, 2002.

Subsection 3.2 is revised to read as follows:

3.2 Subject to the terms of this Agreement, in each quarter shown in EXHIBIT A, Conexant may receive [***], as a credit, provided that Conexant will not be entitled to any such credit for quantities (and/or prices) in excess of that shown on EXHIBITS A AND C for the quarter involved. In the event that Wafers incorporate additional metal layers over the base amount indicated in EXHIBIT A, and if UMC exercises its option to reduce

         Conexant's capacity allotment accordingly, the credits for Wafers incorporating additional metal layers shall be adjusted to compensate for the resulting reduction in total number of Wafers. In additions, subject to the terms of this Agreement, Conexant may receive [***], as a credit, provided that Conexant will place orders for NRE on separate purchase orders from orders for other items, to facilitate bookkeeping in connection with


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         such orders. The credits accrued pursuant to this subsection shall be paid to Conexant [***]. To the extent that any amounts have accrued but not been paid at the termination of this Agreement, such accrued credits shall be tendered within 30 days of such termination or within 120 days of such termination with respect to credits earned for NRE. All amounts paid or credited to Conexant under this paragraph shall be deducted from the Deposit when they are paid or credited, and the remaining amounts of the Deposit shall then be the "Remaining Deposit."

Subsection 3.4 is revised to read as follows:

3.4 To the extent that any amount of the Deposit and/or Remaining Deposit has not been credited against Product or NRE delivered prior to the end of the Agreement Period, all such amounts shall be released to UMC, and Conexant shall have no rights thereto.

No other change to the Agreement or Amendment No. 1 or Amendment No. 2 is intended by this Amendment No. 3. This Amendment No. 3 is not intended to have any effect on any amounts paid or earned prior to the Amendment Effective Date.

ACCORDINGLY, each party represents and warrants that the representative signing on their respective behalf is authorized to enter into this Agreement and to bind them to its terms.

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
UMC GROUP (USA)                                      CONEXANT
By:    /s/ Jim Kupec                                 By:    /s/ Gary Cheek
       ---------------------------                          ---------------------------
Name:  Jim Kupec                                     Name:  Gary Cheek
       ---------------------------                          ---------------------------
Title: President                                     Title: Vice President Ext. Mfg.
       ---------------------------                          ---------------------------
Date:  7/19/2001                                     Date:  July 19, 2001
       ---------------------------                          ---------------------------

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